Anchen Acquisition (Tables) (Anchen Acquisition [Member])	12 Months Ended
Dec. 31, 2012
Anchen Acquisition [Member]
Business Acquisition [Line Items]
Schedule of Business Combination, Consideration Transferred
The acquisition-date fair value of the consideration transferred consisted of the following items ($ in thousands):

Amount
Cash paid for equity	$410,000
Cash paid to settle benefit liabilities for two former Anchen executives	2,000
Cash paid for estimated net working capital	753

Total cash consideration	$412,753

Schedule of Business Combination, Allocation of Assets and Liabilities
The purchase price of Anchen has been allocated on a preliminary basis to the following assets and liabilities ($ in thousands):

As of November 17, 2011
Cash and cash equivalents	$1,352
Accounts receivable, net	15,086
Inventories	21,479
Prepaid expenses and other current assets	1,500
Deferred income taxes	19,588
Income taxes receivable	10,621
Property, plant and equipment	27,642
Intangible assets	220,800
Other long-term assets, net	1,626
Total identifiable assets	319,694
Current payable to former Anchen securityholders	20,620
Accounts payable	7,701
Payables due to distribution agreement partners	785
Accrued expenses and other current liabilities	8,517
Deferred tax liabilities	86,054
Other long-term liabilities	2,967
Total liabilities assumed	126,644
Net identifiable assets acquired	193,050
Goodwill	219,703
Net assets acquired	$412,753

Schedule of Supplemental Pro Forma Information
The pro forma information is not necessarily indicative either of the combined results of operations that actually would have been realized had the Anchen Acquisition been consummated during the periods for which pro forma information is presented, or is it intended to be a projection of future results or trends.

	Year ended	Year ended
(In thousands, except per share data)	December 31, 2011	December 31, 2010
Total revenues	$1,041,988	$1,089,697
(Loss) income from continuing operations	$(44,680)	$56,250